UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

September 1, 2022
Date of Report (Date of Earliest Event Reported)

HP Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Page Mill Road, Palo Alto, California	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HPQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Settlement of Exchange Offer and Consent Solicitation and Issuance of New HP Notes

On September 1, 2022 (the “Settlement Date”), HP Inc. (“HP” or the “Company”) completed its previously announced offer to exchange (the “Exchange Offer”) any and all outstanding notes (the “Poly Notes”) of Plantronics, Inc. (“Poly”) for up to $500,000,000 aggregate principal amount of new notes issued by the Company (the “HP Notes”), and related solicitation of consents to amend the indenture governing the Poly Notes (the “Poly Indenture”) (such consent solicitation, together with the Exchange Offer, the “Exchange Offer and Consent Solicitation”). Pursuant to the Exchange Offer and Consent Solicitation, $491,116,000 aggregate principal amount of the Poly Notes were validly tendered and accepted by the Company (which represents 98.22% of the total outstanding principal amount of the Poly Notes). As previously announced, at 5:00 p.m., New York City time, on July 18, 2022 (the “Early Participation Date”), the requisite consents to adopt certain proposed amendments (the “Amendments”) to the Poly Indenture were received, and Poly executed the supplemental indenture to the Poly Indenture with respect to the Amendments on July 25, 2022. Upon the settlement of the Exchange Offer and Consent Solicitation on the Settlement Date, the Amendments became operative.

In exchange for the validly tendered and accepted Poly Notes, on the Settlement Date the Company issued $491,116,000  aggregate principal amount of HP Notes. The HP Notes were issued pursuant to the Indenture, dated as of June 17, 2020 (the “Base Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated September 1, 2022 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).  The HP Notes have not been registered under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any other jurisdiction, and may not be offered or sold in the United States or to any U.S. Persons absent registration or an applicable exemption from registration requirements. The terms of the HP Notes require that HP make an offer to purchase the HP Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest to (but excluding) the date of repurchase within 60 days following the closing of the acquisition of Poly.

HP has agreed to use commercially reasonable efforts to (i) file a registration statement with respect to a registered exchange offer to exchange the HP Notes for new notes with terms substantially identical to the HP Notes, (ii) cause the registration statement to be declared effective by the Securities and Exchange Commission under the Act and (iii) to consummate the exchange offer on or before the 366th day after September 1, 2022, the date the HP Notes were issued.

The Base Indenture and the Second Supplemental Indenture (including the form of Notes attached thereto), copies of which are filed herewith as Exhibit 4.1 and Exhibit 4.2 respectively, are incorporated herein by reference.

Forward-looking statements

This document contains forward-looking statements within the meaning of the federal securities laws. Any such statements involve risks, uncertainties, and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of the Company and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies, and objectives of the Company for future operations; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing and other risks that are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended October 31, 2021, the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended January 31, 2022, April 30, 2022 and July 31, 2022, and the Company’s other filings with the Securities and Exchange Commission. The Company assumes no obligation and does not intend to update these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1
Base Indenture, dated as of June 17, 2020, between HP Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed on June 17, 2020)

4.2	Second Supplemental Indenture, dated as of September 1, 2022, between HP Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee
104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: September 7, 2022	HP INC.

	By:	/s/ Rick Hansen
	Name:	Rick Hansen
	Title:	Deputy General Counsel, Corporate and Corporate Secretary